UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, DC 20549

                                        FORM 8-K

                                     CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): March 26, 2008
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                              RIVIERA HOLDINGS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Nevada                    000-21430                    88-0296885
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(State or Other Jurisdiction        (Commission              (IRS Employer of
             File Number)       Identification No.)             Incorporation)


   2901 Las Vegas Boulevard South, Las Vegas, Nevada 89109
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       (Address of Principal Executive Offices) (Zip Code)

         Registrant's telephone number, including area code (702) 794-9527
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                                    N/A
                  -----------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Change In Registrant's Certifying Accountant

         (a)
         On March 26, 2008 Riviera Holdings Corporation (the "Company") received a letter dated March 25, 2008 from Deloitte & Touche LLP ("D&T") notifying the Company that D&T was resigning as the Company's independent registered public accounting firm effective as of the date of such letter.

         D&T's reports on the Company's financial statements for the fiscal years ended December 31, 2006 and 2007 contained no adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle.

         During the Company's fiscal years ended December 31, 2006 and 2007 and through March 26, 2008, there were no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference thereto in its report on the financial statements for such years.

         During the Company's fiscal years ended December 31, 2006 and 2007 and through March 26, 2008, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided a copy of the disclosures above to D&T and requested D&T to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not D&T agrees with the foregoing statements and, if not, the respects in which it disagrees. A copy of the letter from D&T to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Current Report on Form 8-K.

         (b)

         On March 27, 2008, the Company engaged Ernst & Young LLP ("E&Y") as the Company's new independent registered public accounting firm. The engagement of E&Y was approved by the Audit Committee of the Company's Board of Directors.

         During the years ended December 31, 2006 and 2007 and through March 27, 2008, the Company did not consult with E&Y with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in
         Item 304(a)(1)(v) of Regulation S-K).


Item 9.01         Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number  Description

16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 28, 2008.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             RIVIERA HOLDINGS CORPORATION
                                        (Registrant)

Date:    March  31, 2008
                             By:      /s/Tullio J. Marchionne
                                     -----------------------------
                             Name:    Tullio J. Marchionne
                             Title:   Secretary and General Counsel

                                                                  EXHIBIT 16.1

March 28, 2008

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.   20549-7561

Dear Sirs/Madams:

We have read Item 4 of Riviera Holdings Corporation's Form 8-K dated March 28, 2008, and have the following comments:

1. We agree with the statements made in the paragraphs 1, 2, 3, 4 and 5 under item (a).

2. We have no basis on which to agree or disagree with the statements made in the paragraphs 1 and 2 under item (b).